EXECUTION COPY

INTERPOOL, INC.

and

U.S. BANK NATIONAL ASSOCIATION

________________________

WARRANT AGREEMENT

Dated as of September 14, 2004

WARRANT AGREEMENT

TABLE OF CONTENTS1

Page

SECTION 1. Certain Definitions	1
SECTION 2. Appointment of Warrant Agent	5
SECTION 3. Issuance of Warrants; Warrant Certificates	5
SECTION 4. Terms of Warrants; Exercise of Warrants	21
SECTION 5. Payment of Taxes	22
SECTION 6. Reservation of Warrant Shares	22
SECTION 7. Obtaining Stock Exchange Listings	23
SECTION 8. Adjustment of Exercise Price and Number of Warrant Shares Issuable	23
SECTION 9. Fractional Interests	32
SECTION 10. Mandatory Exercise	32
SECTION 11. Stockholder Event	33
SECTION 12. Notices to Warrant Holders	33
SECTION 13. Merger, Consolidation or Change of Name of Warrant Agent	35
SECTION 14. Reports	35
SECTION 15. Warrant Agent	36
SECTION 16. Change of Warrant Agent	37
SECTION 17. Notices to Company and Warrant Agent	38
SECTION 18. Supplements and Amendments	38
SECTION 19. Successors and Assigns	39
SECTION 20. Termination	39
SECTION 21. Governing Law	39
SECTION 22. Benefits of This Agreement	39
SECTION 23. Counterparts	39

_______________________

1	This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

                      This WARRANT AGREEMENT (the "Agreement") is entered into as of September 14, 2004 between Interpool, Inc., a Delaware corporation (the "Company"), and U.S. Bank National Association, a nationally chartered banking association, as Warrant Agent (the "Warrant Agent").

RECITALS

                      The Company proposes to issue to certain Purchasers named in the Securities Purchase Agreement referred to below (the “Purchasers”) (i) common stock purchase warrants to purchase up to an aggregate of 5,475,768 shares of the Company’s Common Stock, par value $.001 per share (the “Series A Warrants”), and (ii) common stock purchase warrants, as hereinafter described to purchase up to an aggregate of 2,857,565 shares of the Company’s Common Stock, par value $.001 per share (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”). The Series A Warrants will be exercisable at any time or from time to time prior to 5:00 pm New York City time on September 1, 2014 (the “Expiration Time”). The Series B Warrants will be exercisable at any time after the Stockholder Event (contemplated by Section 11 of this Agreement (or earlier in the circumstances described in Section 11)) and prior to the Expiration Time.

                      The Company and the Purchasers are concurrently entering into a Securities Purchase Agreement dated the date hereof (the “Securities Purchase Agreement”), pursuant to which the Purchasers are purchasing the Company’s 6% Senior Notes due 2014 (the “Notes”) and the Warrants.

                      The Company, certain of its existing stockholders and the Purchasers are concurrently entering into an Investor Rights Agreement dated the date hereof providing for certain rights for the benefit of the holders of Warrants and Warrant Shares.

                      The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein.

                      It is a condition to the obligation of the Purchasers under the Securities Purchase Agreement that the Company and the Warrant Agent shall have entered into this Agreement.

AGREEMENT

                      In consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                      SECTION 1. Certain Definitions.

                      (a) As used in this Agreement, the following terms shall have the following respective meanings:

                      “144A Global Warrants” means global Warrants substantially in the form of Exhibits A - 1 and B - 1, respectively hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee.

                      "Affiliate" means an affiliate as defined in Rule 144.

                      “Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary that apply to such transfer or exchange.

                      "Commission" means the Securities and Exchange Commission.

                      "Common Stock" means the Company's common stock, par value $.001 per share.

                      “Definitive Warrant” means a certificated Warrant registered in the name of the Holder thereof and issued in accordance with Section 3.1 or 3.5 hereof, substantially in the form of Exhibit A hereto except that such Warrant shall not bear the Global Warrant Legend and shall not have the “Schedule of Exchanges of Interests in the Global Warrants” attached thereto.

                      “Depositary” means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Warrants, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of the Indenture.

                      “Global Warrants” means, individually and collectively, each of the Restricted Global Warrants and the Unrestricted Global Warrants, substantially, in the form of Exhibits A -1  and B - 1, respectively, hereto issued in accordance with Section 3.1 and 3.5 hereof.

                      “Global Warrant Legend” means the legend set forth in Section 3.5(g)(ii), which is required to be placed on all Global Warrants issued under this Warrant Agreement.

                      “Holder” means a person who is listed as the record owner of any Warrant or Warrant Share, as applicable.

                      “Independent Directors” means members of the board of directors of the Company that are not employees of the Company or any subsidiary of the Company and that would be considered to be “independent” under New York Stock Exchange rules.

                      “Indirect Participant” means a Person who holds a beneficial interest in a Global Warrant through a Participant.

                      “Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

                      “Investor Rights Agreement” means the Investor Rights Agreement, dated as of September 14, 2004, by and among the Company and each of the Purchasers a party thereto, relating to the Warrants and the Warrant Shares.

                      “Officer” means the Chairman of the Board, the President, any Vice President, the Treasurer or Assistant Treasurer, the Secretary or Assistant Secretary or the Controller or Assistant Controller of the Company.

                      “Opinion of Counsel” means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Warrant Agent.

                      “Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

                      “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business.

                      "Principals" means Martin Tuchman, Warren L. Serenbetz, Radcliff Group, Inc., and Hickory Enterprises, L.P.

                      “Private Placement Legend” means the legend set forth in Section 3.5(g)(i) to be placed on all Warrants issued under this Warrant Agreement and Warrant Shares issued in respect thereof except where otherwise permitted by the provisions of this Warrant Agreement.

                      "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                      “Registration Statement” means the registration statement(s) to be filed pursuant to the Investor Rights Agreement, registering the offering, exercise and sale of Warrants and the Warrant Shares.

                      "Regulation S" means Regulation S promulgated under the Securities Act.

                      “Regulation S Definitive Warrant” means a Definitive Warrant in the form of Exhibit A hereto bearing the Private Placement Legend and the Regulation S Legend.

                      “Regulation S Legend” means the legend set forth in Section 3.5(g)(iii) to be placed on all Warrants issued pursuant to Regulation S and Warrant Shares issued in respect thereof.

                      "Related Party" means, with respect to any Principal:

                      (1) any parent, Principal, 80% (or more) owned subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal; or

                      (2) a trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons holding an 80% or more controlling interest of which consist of such Principal and/or such other persons or entities referred to in the immediately preceding clause (1).

                      "Restricted Definitive Warrant" means a Definitive Warrant bearing the Private Placement Legend.

                      "Restricted Global Warrant" means a Global Warrant bearing the Private Placement Legend.

                      “Restricted Period” means the one-year distribution compliance period as defined in Regulation S.

                      "Rule 144" means Rule 144 promulgated under the Securities Act.

                      "Rule 144A" means Rule 144A promulgated under the Securities Act.

                      "Rule 903" means Rule 903 promulgated under the Securities Act.

                      "Rule 904" means Rule 904 promulgated under the Securities Act.

                      "Securities Act" means the Securities Act of 1933, as amended.

                      “Stockholder Event Deadline” means January 31, 2005, unless the Company is unable to call a meeting of all of its voting stockholders prior to January 31, 2005 solely as a result of an action taken by (or inaction of) the Commission, in which case the Stockholder Event Deadline will be extended until such Commission action (or inaction, as the case may be,) has ceased, provided that in no event will the Stockholder Event Deadline be extended beyond April 30, 2005.

                      “Target Share Price” means $30.00 per share, subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events.

                      “Unrestricted Definitive Warrant” means one or more Definitive Warrants that do not bear and are not required to bear the Private Placement Legend.

                      “Unrestricted Global Warrant” means a global Warrant substantially in the form of Exhibits A - 1 and B - 1, respectively, attached hereto that bears the Global Warrant Legend and that has the “Schedule of Exchanges of Interests in the Global Warrant” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Warrants that do not bear the Private Placement Legend.

                      "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                      (b) Other Definitions.

                                                                         Defined in
        Term                                                               Section
        ----                                                             ----------
        "DTC"..........................................................       3.3
        "Exercise Price"...............................................        4
        "Mandatory Exercise Date"......................................       10
        "Mandatory Exercise Notice"....................................       10
        "Mandatory Exercise Warrant Amount"............................       10
        "Required Filing Dates" .......................................       14
        "Stockholder Event"............................................       11
        "Stockholder Event Date".......................................       11
        "Transfer Agent"...............................................        6
        "Warrant Certificates".........................................     3.1(a)
        "Warrant Countersignature Order"...............................       3.2
        "Warrant Registrar"............................................       3.3

                      SECTION 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

                      SECTION 3. Issuance of Warrants; Warrant Certificates.

                     3.1. Form and Dating.

                     (a) General.

                     The certificates evidencing the Series A Warrants and the Series B Warrants (together, the “Warrant Certificates”) to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibits A - 1 and B - 1, respectively, attached hereto.

                      The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

                      (b) Global Warrants.

                     Warrants issued in global form shall be substantially in the form of Exhibits A - 1 and B - 1, respectively, attached hereto (including the Global Warrant Legend thereon and the “Schedule of Exchanges of Interests in the Global Warrant” attached thereto). Warrants issued in definitive form shall be substantially in the form of Exhibits A - 1 and B - 1, respectively, attached hereto (but without the Global Warrant Legend thereon and without the “Schedule of Exchanges of Interests in the Global Warrant” attached thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the Holder thereof as required by Section 3.5 hereof.

                     (c) Definitive Warrants.

                     Warrants issued pursuant to Regulation S shall be issued in definitive form, substantially in the form of Exhibits A - 1 and B - 1, respectively, hereto (but without the Global Warrant Legend thereon and without the “Schedule of Exchanges of Interests in the Global Warrants” attached thereto).

                     3.2. Execution.

                     At least one Officer shall sign the Warrants for the Company by manual or facsimile signature.

                     If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

                     A Warrant shall not be valid until countersigned by the manual signature of an authorized signatory on behalf of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been properly issued under this Warrant Agreement.

                     The Warrant Agent shall, upon a written order of the Company signed by an Officer (a “Warrant Countersignature Order”), countersign Warrants for original issue up to the number stated in the preamble hereto.

                     The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as the Warrant Agent to deal with the Company or an Affiliate of the Company.

                     3.3. Warrant Registrar.

                     The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange (“Warrant Registrar”). The Warrant Registrar shall keep a register of the Warrants and of their transfer and exchange. The Company may appoint one or more co-Warrant Registrars. The term “Warrant Registrar” includes any co-Warrant Registrar. The Company may change any Warrant Registrar without notice to any holder. The Company shall notify the Warrant Agent in writing of the name and address of any Co-Warrant Registrar not a party to this Warrant Agreement. If the Company fails to appoint or maintain another entity as Warrant Registrar, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Registrar.

                     The Company initially appoints The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Warrants.

                     The Company initially appoints the Warrant Agent to act as the Warrant Registrar with respect to the Global Warrants.

                     3.4. Holder Lists.

                     The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Warrant Agent is not the Warrant Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the Holders.

                     3.5. Transfer and Exchange.

                      (a) Transfer and Exchange of Global Warrants.

                     A Global Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent. Global Warrants also may be exchanged or replaced, in whole or in part, as provided in Sections 3.6 and 3.7 hereof. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 3.5(a); however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in Section 3.5(b), (c), (d) or (f) hereof upon delivery of written request to the Warrant Agent by or on behalf of the Depositary.

                     (b) Transfer and Exchange of Beneficial Interests in the Global Warrants.

                     The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Warrants shall be subject to restrictions on transfer comparable to those set forth herein to the extent required in the judgment of the Company by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i) Transfer of Beneficial Interests in the Same Global Warrant. Beneficial interests in any Restricted Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Registrar to effect the transfers described in this Section 3.2(b)(i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrants. In connection with all transfers and exchanges of any beneficial interests in a Global Warrant that are not subject to Section 3.5(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Registrar containing information regarding the Person in whose name such Definitive Warrant shall be registered. Upon effectiveness of the Registration Statement in accordance with Section 3.5(f) hereof, the requirements of this Section 3.5(b)(ii) shall be deemed to have been satisfied upon receipt by the Warrant Registrar of a certification required by the Company in connection with such Registration Statement delivered by the holder of such beneficial interest in the Restricted Global Warrants. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Agreement and the Warrants or otherwise applicable under the Securities Act, the Warrant Agent shall adjust the amount of the relevant Global Warrant(s) pursuant to Section 3.5(h) hereof.

(iii) Transfer and Exchange of Beneficial Interests in a Restricted Global Warrant for Beneficial Interests in the Unrestricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Warrant or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of Section 3.5(b)(ii) above and:

(A) such transfer is effected pursuant to the Registration Statement in accordance with the Investor Rights Agreement; or

(B) the Warrant Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit A - 3 or B - 3 hereto, as applicable, including the certifications in item (1)(a) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (B), if the Company or the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or the Warrant Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                     If any such transfer is effected pursuant to subparagraph (B) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of an Warrant Countersignature Order in accordance with Section 3.2 hereof, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in the number equal to the number of beneficial interests transferred pursuant to subparagraph (B) above.

                      (c) Transfer and Exchange of Beneficial Interests in Global Warrants for Definitive Warrants.

(i) Beneficial Interests in Restricted Global Warrants to Restricted Definitive Warrants. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant, a certificate from such holder in the form of Exhibit A - 3 or B - 3 hereto, as applicable, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (3)(b) thereof; or

(G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (3)(c) thereof, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be reduced by the number of Warrants to be represented by the Definitive Warrant pursuant to Section 3.5(h) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.5(c)(i) shall be registered in such name or names as the holder of such beneficial interest shall instruct the Warrant Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 3.5(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(ii) Beneficial Interests in Restricted Global Warrants to Unrestricted Definitive Warrants. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant only if:

(A) such transfer is effected pursuant to the Registration Statement in accordance with the Investor Rights Agreement; or

(B) the Warrant Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit A - 2 or B - 2 hereto, as applicable including the certifications in item (1)(b) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Warrant that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (B), if the Company or the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or the Warrant Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Beneficial Interests in Unrestricted Global Warrants to Unrestricted Definitive Warrants. If any holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for an Unrestricted Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant, then, upon satisfaction of the conditions set forth in Section 3.5(b)(ii) hereof, the Warrant Agent shall cause the amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 3.5(h) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions an Unrestricted Definitive Warrant in the appropriate amount. Any Unrestricted Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 3.5(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Unrestricted Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Unrestricted Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 3.5(c)(iii) shall not bear the Private Placement Legend.

                      (d) Transfer and Exchange of Definitive Warrants for Beneficial Interests in Global Warrants.

(i) Restricted Definitive Warrants to Beneficial Interests in Restricted Global Warrants. If any Holder of a Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

(A) if the Holder of such Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such Holder in the form of Exhibit A - 3 or B - 3 hereto, as applicable, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Warrant is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit A - 2 or B - 2, hereto, as applicable, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Warrant is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a "certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (2) thereof;

(D) if such Restricted Definitive Warrant is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable including the certifications in item (3)(a) thereof;

(E) if such Restricted Definitive Warrant is being transferred to an Institutional Accredited Investor in reliance on another exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F) if such Restricted Definitive Warrant is being transferred to the Company or any of the Subsidiaries, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item 3(b) thereof; or

(G) if such Restricted Definitive Warrant is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (3)(c) thereof, the Warrant Agent shall cancel the Restricted Definitive Warrant, increase or cause to be increased the amount of, in the case of clause (A) above, the appropriate Restricted Global Warrant.

(ii) Restricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A Holder of a Restricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if:

(A) such transfer is effected pursuant to the Registration Statement in accordance with the Registration Rights Agreement; or

(B) the Warrant Registrar receives the following:

(1) if the Holder of such Restricted Definitive Warrants proposes to exchange such Warrants for a beneficial interest in the Unrestricted Global Warrant, a certificate from such Holder in the form of Exhibit A - 3 or B - 3 hereto, as applicable, including the certifications in item (1)(c) thereof; or

(2) if the Holder of such Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Warrant, a certificate from such Holder in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (B), if the Company or the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or the Warrant Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.5(d)(ii), the Warrant Agent shall cancel the Definitive Warrants and increase or cause to be increased the amount of the Unrestricted Global Warrant.

(iii) Unrestricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A Holder of an Unrestricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Unrestricted Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Unrestricted Definitive Warrant and increase or cause to be increased the amount of one of the Unrestricted Global Warrants.

If any such exchange or transfer from an Unrestricted Definitive Warrant to a beneficial interest is effected pursuant to subparagraph (ii) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of an Warrant Countersignature Order in accordance with Section 3.2 hereof, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in the number equal to the number of beneficial interests of Definitive Warrants so transferred.

                     (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants.

                     Upon request by a Holder of Definitive Warrants and such Holder’s compliance with the provisions of this Section 3.5(e), the Warrant Registrar shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Warrant Registrar the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.5(e).

(i) Restricted Definitive Warrants to Restricted Definitive Warrants. Any Restricted Definitive Warrant may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Warrant if the Warrant Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (2) thereof; or

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(ii) Restricted Definitive Warrants to Unrestricted Definitive Warrants. Any Restricted Definitive Warrant may be exchanged by the Holder thereof for an Unrestricted Definitive Warrant or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Warrant if:

(A) any such transfer is effected pursuant to the Registration Statement in accordance with the Investor Rights Agreement; or

(B) the Warrant Registrar receives the following:

(1) if the Holder of such Restricted Definitive Warrants proposes to exchange such Warrants for an Unrestricted Definitive Warrant, a certificate from such Holder in the form of Exhibit A - 3 or B - 3 hereto, as applicable, including the certifications in item (1)(d) thereof; or

(2) if the Holder of such Restricted Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such Holder in the form of Exhibit A - 2 or B - 2 hereto, as applicable, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (B), if the Company or the Warrant Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company or the Warrant Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Unrestricted Definitive Warrants to Unrestricted Definitive Warrants. A Holder of Unrestricted Definitive Warrants may transfer such Warrants to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant. Upon receipt of a request to register such a transfer, the Warrant Registrar shall register the Unrestricted Definitive Warrants pursuant to the instructions from the Holder thereof.

                     (f) Registration Statement.

                     Upon the effectiveness of the Registration Statement and sales of Warrants in connection therewith in accordance with the Investor Rights Agreement, the Company shall issue and, upon receipt of a Warrant Countersignature Order in accordance with Section 3.2, the Warrant Agent shall countersign (i) one or more Unrestricted Global Warrants in an amount equal to the amount of the beneficial interests in the Restricted Global Warrants sold under such Registration Statement and (ii) Definitive Warrants in an amount equal to the amount of the beneficial interests of the Restricted Definitive Warrants sold under such Registration Statement. Concurrently with the issuance of such Warrants, the Warrant Agent shall cause the amount of the applicable Restricted Global Warrants to be reduced accordingly, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Persons designated by the Holders of Definitive Warrants so accepted Definitive Warrants in the appropriate amount.

                      (g) Legends.

                     The following legends shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

(i) Private Placement Legend.

(A) Except as permitted by subparagraph (B) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

“THIS SECURITY (OR ITS PREDECESSOR) AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS SECURITY NOR THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE REPRESENTS THAT (1) IT IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (2) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THE WARRANT FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, (3) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN “IAI”)) OR (4) THE HOLDER ACQUIRED THIS SECURITY PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) TO AN IAI THAT, PRIOR TO ANY SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION AND TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), AND, IF REQUIRED BY THE COMPANY, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY THE PURCHASER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE OF THE RESALE RESTRICTIONS REFERRED TO IN THIS LEGEND.

THE COMPANY AND THE WARRANT AGENT ARE REQUIRED UNDER THE WARRANT AGREEMENT TO REFUSE TO REGISTER ANY TRANSFER OF THE WARRANTS OR WARRANT SHARES NOT MADE IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

THE WARRANT MAY NOT BE EXERCISED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

(B) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to subparagraphs (b)(iii), (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 3.5 (and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

(ii) Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

"THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(A) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.”

(iii) Regulation S Legend. Each Warrant that is issued pursuant to Regulation S shall bear the following legend on the fact thereof:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO EXERCISE THIS WARRANT, THE HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT AGENT EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

(iv) Investor Rights Agreement Legend. Each Warrant will also bear any legend required by the Investor Rights Agreement.

                     (h) Cancellation and/or Adjustment of Global Warrants.

                     At such time as all beneficial interests in a particular Global Warrant have been exercised or exchanged for Definitive Warrants or a particular Global Warrant has been exercised, redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 3.8 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exercised or exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

                      (i) General Provisions Relating to Transfers and Exchanges.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Registrar's request.

(ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith .

(iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of the Company and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

(iv) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent, and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and none of the Warrant Agent, or the Company shall be affected by notice to the contrary.

(v) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.2 hereof.

(vi) The Company and the Warrant Agent shall refuse to register any transfer or exchange not in compliance with this Section 3.5.

                     (j) Facsimile Submissions to Warrant Agent.

                     All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Registrar pursuant to this Section 3.5 to effect a registration of transfer or exchange may be submitted by facsimile.

                     Notwithstanding anything herein to the contrary, as to any certificates and/or certifications delivered to the Warrant Registrar pursuant to this Section 3.5, the Warrant Registrar’s duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits A - 2 and B - 2, respectively, and A - 3 and B - 3, respectively, attached hereto. The Warrant Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this Section 3.5, the Warrant Registrar may rely upon, and be fully protected in relying upon, such opinions.

                     3.6. Replacement Warrants.

                     If any mutilated Warrant is surrendered to the Warrant Agent or the Company or if the Company or the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent’s requirements are met.

                     Every replacement Warrant is an additional warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

                      3.7. Temporary Warrants.

                      Until certificates representing Warrants are ready for delivery, the Company may prepare and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall issue temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that the Company considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

                      Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

                     3.8. Cancellation.

                     Subject to Section 3.5(h) hereof, the Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar shall forward to the Warrant Agent any Warrants surrendered to it for registration of transfer, exchange or exercise. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Warrants shall be delivered to the Company. The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

                     3.9. CUSIP and CINS Numbers.

                     The Company in issuing the Warrants and Warrant Shares may use “CUSIP” and “CINS” numbers, and the Warrant Agent will use CUSIP numbers or CINS numbers in notices as a convenience to holders of Warrants and Warrant Shares, such notices to state that no representation is made as to the correctness of such numbers either as printed on the Warrants and Warrant Shares or as contained in any notice. The Company will promptly notify the Warrant Agent and Transfer Agent, as applicable, of any change in the CUSIP or CINS numbers.

                     SECTION 4. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Holder of a Warrant shall have the right, which may be exercised at any time or from time to time (i) prior to the Expiration Time in the case of a Series A Warrant, and (ii) on or after the Stockholder Event and prior to the Expiration Time in the case of a Series B Warrant, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. If the Stockholder Event has not occurred on or before the Stockholder Event Deadline (as defined in Section 11), each Holder of a Series B Warrant will have the right to exercise such Warrant for cash prior to the Stockholder Event as provided in Section 11. No adjustments as to dividends will be made upon exercise of the Warrants.

                      A Warrant may be exercised prior to the Expiration Time upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Warrant Agent for the account of the Company of the exercise price (the “Exercise Price”) which is set forth in the forms of Warrant Certificates attached hereto as Exhibits A and B as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Warrants may be exercised on a book-entry basis in any manner acceptable to the Warrant Agent. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or (ii) if at any time after the earlier of (a) the date the Registration Statement is filed pursuant to the Investor Rights Agreement and (b) May 1, 2005, any Holders are unable to exercise their Warrants for Warrant Shares pursuant to an effective Registration Statement or an available exemption from the registration requirements of the Securities Act (during any time other than the first ten business days of a Blackout Period, as such term is defined in the Investor Rights Agreement), then through the surrender of senior debt securities of the Company having a principal amount equal to the aggregate Exercise Price to be paid (the Company will pay the accrued interest on such surrendered debt securities in cash at the time of surrender notwithstanding the stated terms thereof).

                     Subject to the provisions of Section 5 of this Agreement, upon such surrender of Warrants and payment of the Exercise Price the Company will issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 9; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of Section 8 of this Agreement, or a tender offer or an exchange offer for shares of Common Stock of the Company will be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 9. Such certificate or certificates will be deemed to have been issued and any person so designated to be named therein will be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                     The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of Section 3 of this Agreement, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

                     All Warrant Certificates surrendered upon exercise of Warrants will be cancelled by the Warrant Agent. Such cancelled Warrant Certificates will then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent will account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                     The Warrant Agent will keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company will supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

                     SECTION 5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                     SECTION 6. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                     The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 9. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 12 of this Agreement.

                     Before taking any action which would cause an adjustment pursuant to Section 8 of this Agreement to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                     The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                     SECTION 7. Obtaining Stock Exchange Listings. The Company will from time to time, after such time as the Common Stock becomes listed on a national securities exchange, use all commercially reasonable efforts to cause the Warrant Shares, upon their issuance upon the exercise of Warrants, to be listed on such exchange.

                     SECTION 8. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8. For purposes of this Section 8, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

(a) Adjustment for Change in Capital Stock.

                       If the Company:

(1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

(2) subdivides its outstanding shares of Common Stock into a greater number of shares;

(3) combines its outstanding shares of Common Stock into a smaller number of shares;

(4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

(5) issues by reclassification of its Common Stock any shares of its capital stock; then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                     If after an adjustment a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock will thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

                     The adjustment will become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                     Such adjustment shall be made successively whenever any event listed above shall occur.

                     (b) Adjustment for Rights Issue.

                     If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                                                  N  x  P
                                                                  -------
                                    E'  =  E   x     O  +         M
                                                     --------------
                                                      O  +  N
         where:

                  E' =   the adjusted Exercise Price.

                  E  =   the current Exercise Price.

                  O  =   the number of shares of Common Stock outstanding on the record date.

                  N  =   the number of additional shares of Common Stock offered.

                  P =    the offering price per share of the additional shares.

                  M  =   the current market price per share of Common Stock on the record date.

                     The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if “N” in the above formula had been the number of shares actually issued.

                     (c) Adjustment for Other Distributions.

                     If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                          E'   =   E    x    M  -  F
                                             --------
                                                M

         where:

                  E' =   the adjusted Exercise Price.

                  E  =   the current Exercise Price.

                  M  =   the current market price per share of Common Stock on
                         the record date mentioned below.

                  F  =   the fair market value on the record date of the assets,
                         securities, rights or warrants applicable to one share
                         of Common Stock. The Board of Directors shall determine
                         the fair market value.

                     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                     This subsection (c) does not apply to cash dividends or cash distributions in an amount not to exceed $.25 per share per annum paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles; provided, however, if the Company pays cash dividends or cash distributions in excess of $.25 per share per annum, the Exercise Price will be adjusted pursuant to this Section 8(c) to the extent such cash dividends and distributions exceed $.25 per share per annum. Also, this subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 8.

                     (d) Adjustment for Common Stock Issued to an Affiliate.

                     If the Company issues shares of Common Stock to an Affiliate for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                                             P
                                                             -
                                    E'   =   E    x    O  +  M
                                                       --------
                                                          A

         where:

                  E' =   the adjusted Exercise Price.

                  E  =   the then current Exercise Price.

                  O  =   the number of shares outstanding immediately prior to
                         the issuance of such additional shares.

                  P  =   the aggregate consideration received for the issuance of
                         such additional shares.

                  M  =   the current market price per share on the date of issuance of such additional shares.

                  A  =   the number of shares outstanding immediately after the
                         issuance of such additional shares.

                     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                     This subsection (d) does not apply to:

(1) any of the transactions described in subsections (a), (b) or (c) of this Section 8,

(2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

(3) Common Stock issued to the Company's employees and/or directors (other than an employee or a director who is a Principal or a Related Party of a Principal) under bona fide benefit plans approved by a majority of the Independent Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 10% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder),

(4) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,

(5) Common Stock issued to shareholders of any person that merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger or

(6) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

                     (e) Adjustment for Convertible Securities Issued to an Affiliate.

                     If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (a), (b) or (c) of this Section 8) to an Affiliate for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                                               P
                                                               -
                                    E'   =   E    x    O  +  M
                                                       --------
                                                       O  +   D

         where:

                  E' =   the adjusted Exercise Price.

                  E  =   the then current Exercise Price.

                  O  =   the number of shares outstanding immediately prior to
                         the issuance of such securities.

                  P  =   the aggregate consideration received for the issuance of
                         such securities.

                  M  =   the current market price per share on the date of issuance of such securities.

                  D  =   the maximum number of shares deliverable upon conversion
                         or in exchange for such securities at the initial conversion or exchange rate.

                     The adjustment will be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                     If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price will promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

                     This subsection (e) does not apply to:

(1) convertible or exchangeable securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger or

(2) convertible or exchangeable securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

                     (f) Current Market Price.

                     In subsections (b), (c), (d) and (e) of this Section 8 and Section 11 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The “Quoted Price” of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on the basis of such quotations as it in good faith considers appropriate.

                     (g) Consideration Received.

                     For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 8, the following will apply:

(1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

(2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Warrant Agent; and

(3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor will be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

                     (h) When De Minimis Adjustment May Be Deferred.

                     No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made will be carried forward and taken into account in any subsequent adjustment.

                     All calculations under this Section will be made to the nearest 1/1000th of a cent or to the nearest 1/1000th of a share, as the case may be.

                     (i) When No Adjustment Required.

                     No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d) or (e) of this Section 8 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

                     No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

                     No adjustment need be made for a change in the par value or no par value of the Common Stock.

                     To the extent the Warrants become exercisable for cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash. The Warrants may be cancelled if and at such times as they become exercisable for cash only and, if the amount of the cash exceeds the Exercise Price, upon payment to or for the account of the holders of the Warrants of an amount equal to such excess.

                     (j) Notice of Adjustment.

                     Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

                     (k) Voluntary Reduction.

                     The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

                     Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

                     A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c), (d) and (e) of this Section 8.

                     (l) Notice of Certain Transactions.

                     If:

(1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c), (d) or (e) of this Section 8 and if the Company does not arrange for Warrant holders to participate pursuant to subsection (i) of this Section 8;

(2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (m) of this Section 8; or

(3) there is a liquidation or dissolution of the Company, the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                     (m) Reorganization of Company.

                     If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person or any Person consummates a tender offer or exchange offer for a majority of the Common Stock and, as a result thereof, holders of Common Stock shall be entitled to receive securities, cash or other assets (or any combination thereof) with respect to or in exchange for such Common Stock, upon consummation of such transaction the Warrants shall automatically and without any further action required on behalf of the Company of the Holders become exercisable for the kind and amount of securities, cash or other assets which the Holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease or tender offer or exchange offer if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company will mail to Warrant holders a notice describing the supplemental Warrant Agreement.

                     If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

                     If the holders of Common Stock may elect from choices the kind or amount of securities, cash and other assets receivable upon such consolidation, merger, transfer or lease, then for the purpose of this subsection (m) the kind and amount of securities, cash and other assets receivable upon such consolidation, merger, transfer or lease shall be deemed to be whatever choice is made by a plurality of holders of Common Stock.

                     If this subsection (m) applies, subsections (a), (b), (c), (d) and (e) of this Section 8 do not apply.

                     (n) Company Determination Final.

                     Any determination that the Company or the Board of Directors must make pursuant to subsection (a), (c), (d), (e), (f), (g) or (i) of this Section 8 is conclusive.

                     (o) Warrant Agent's Disclaimer.

                     The Warrant Agent has no duty to determine when an adjustment under this Section 8 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under subsection (m) of this Section 8 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company’s failure to comply with this Section.

                     (p) When Issuance or Payment May Be Deferred.

                     In any case in which this Section 8 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 9; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                     (q) Adjustment in Number of Shares.

                     Upon each adjustment of the Exercise Price pursuant to this Section 8, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                    N'   =   N    x  E
                                                    ---
                                                     E'

         where:

                N'   =   the adjusted number of Warrant Shares issuable upon
                         exercise of a Warrant by payment of the adjusted Exercise
                         Price.

                N    =   the number or Warrant Shares previously issuable upon
                         exercise of a Warrant by payment of the Exercise Price
                         prior to adjustment.

                E'   =   the adjusted Exercise Price.

                E    =   the Exercise Price prior to adjustment.

                     (r) Form of Warrants.

                     Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                     SECTION 9. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

                     SECTION 10. Mandatory Exercise. If at any time or on any one or more times when Warrants are outstanding, the average closing price of the Common Stock for any period of five consecutive trading days is equal to or greater than the Target Share Price, the Company will have the right, on such fifth consecutive trading day, to provide written notice (the “Mandatory Exercise Notice”) of the Company’s intent to require the exercise of at least 50% and up to 100% of the Warrants originally issued on the date of this Agreement (such number of Warrants, the “Mandatory Exercise Warrants”) at the then applicable Exercise Price. The Mandatory Exercise Notice will be sent to all Holders and will specify:

                     (1) the date of the mandatory exercise (the "Mandatory Exercise Date"), which will be no less than 5 and no more than 10 business days from the date of the Mandatory Exercise Notice;

                     (2) the number of Mandatory Exercise Warrants held by each Holder (which will be determined on a pro rata basis); and

                     (3) that the Company has arranged for a purchaser of all of the Warrant Shares to be issued upon exercise of the Mandatory Exercise Warrants on the Mandatory Exercise Date and the cash purchase price (and other terms, if applicable) for all of the Warrant Shares issuable upon exercise of the Mandatory Exercise Warrants.

                     For purposes of this Section a "Warrant" shall be a Warrant exercisable for one Warrant Share.

                     No Holder will be required to exercise its Mandatory Exercise Warrants on the Mandatory Exercise Date unless (i) the Registration Statement has become and remains effective such that all Holders can exercise their pro rata share of the Mandatory Exercise Warrants and sell their Warrant Shares publicly as of the Mandatory Exercise Date and (ii) the purchaser arranged by the Company actually purchases all Warrant Shares issuable upon exercise of the Mandatory Exercise Warrants for a cash price equal to or higher than the Target Share Price) and all other terms of such purchase (if any) are reasonably acceptable to such Holder. Notwithstanding the foregoing, nothing in this Section 10 will prohibit Holders from selling, transferring or otherwise disposing of their Warrants or Warrant Shares or exercising any of their Warrants prior to the Mandatory Exercise Date.

                     SECTION 11. Stockholder Event. The Company will use all commercially reasonable efforts to cause the holders of a majority of the outstanding shares of Common Stock, in accordance with all statutory laws and securities market or exchange rules applicable to the Company, to approve the issuance of the Warrants and the Warrant Shares pursuant to this Agreement (such approval, the “Stockholder Event”) on or prior to the Stockholder Event Deadline. Upon the date of the Stockholder Event, the Company will promptly deliver an officer’s certificate to the Warrant Agent certifying that the Stockholder Event has occurred.

                     If the Stockholder Event does not occur on or before the Stockholder Event Deadline, then the Series B Warrants will become immediately exercisable after the Stockholder Event Deadline and at any time thereafter, for cash equal to 105% times the current market price of the Common Stock on the day prior to exercise, until such time as the Stockholder Event occurs. If and when the Stockholder Event occurs, the Series B Warrants will become exercisable only for Warrant Shares on the same terms as the Series A Warrants and shall no longer be exercisable for cash pursuant to this Section 11.

                     SECTION 12. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 8, the Company shall promptly thereafter (1) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate will be conclusive evidence of the correctness of the matters set forth therein, and (2) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

                     In case:

                     (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                     (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 8 hereof); or

                     (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                     (e) the Company proposes to take any action (other than actions of the character described in Section 8(a)) which would require an adjustment of the Exercise Price pursuant to Section 8; then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                     Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

                     SECTION 13. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 16. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                     SECTION 14. Reports. After January 1, 2005 and for as long as any of the Warrants are outstanding, whether or not the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, the Company will file with the Commission (unless such filing is not permitted under the Exchange Act), the annual reports, quarterly reports and other periodic reports (including financial statements and reports) which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company were so subject, and such documents shall be filed with the Commission on or prior to the respective dates (the “Required Filing Dates”) by which the Company would have been required so to file such documents if the Company were so subject.

                     After January 1, 2005, to the extent the Company is not subject to Section 13(a) or 15(d) of the Exchange Act, the Company will (i) within 15 days of each Required Filing Date, (a) transmit or cause to be transmitted by mail to all Holders, as their names and addresses appear in the Warrant register, without cost to such Holders, and (b) file with the Warrant Agent copies of the annual reports, quarterly reports and other periodic reports which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Sections and (ii) promptly upon written request and payment of reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company’s cost.

                     SECTION 15. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

                     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                     (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                     (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                     (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or bad faith.

                     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                     (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                     (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for breach of such duties or its own negligence or bad faith.

                     (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

                     SECTION 16. Change of Warrant Agent. The Warrant Agent may resign upon at least 30 days prior written notice to the Company. If the Warrant Agent shall so resign or become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent shall be subject to the reasonable approval of the Company but need not be approved by the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 16, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

                     SECTION 17. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Interpool, Inc. 211 College Road East Princeton, New Jersey 08540 Phone No.: (609) 452-8900 Facsimile No.: (609) 951-0362 Attn: Chief Executive Officer

With a copy to:	Interpool, Inc. 633 Third Avenue, 27th Floor New York, New York 10017 Facsimile No.: (212) 986-2038 Attn: General Counsel

And:	Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Facsimile No.: (212) 751-4864 Attn: Kirk A. Davenport II, Esq.

                     In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                     Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

U.S. Bank National Association 60 Livingston Avenue EP-MN-WS3C St. Paul, Minnesota 55107-2292 Attention: Richard Prokosch

                     SECTION 18. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable but no such supplement or amendment shall in any way adversely affect the interests of the holders of Warrant Certificates without prior written consent of the holders of Warrants then exercisable for a majority of the then Warrant Shares.

                     SECTION 19. Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                     SECTION 20. Termination. This Agreement shall terminate when all Warrants have been exercised. The provisions of Section 15 shall survive such termination.

                     SECTION 21. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

                     SECTION 22. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

                     SECTION 23. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

INTERPOOL, INC. By Title

[Seal] Attest: Secretary

U.S. BANK NATIONAL ASSOCIATION By Title

EXHIBIT A-1

[Form of Series A Warrant Certificate]

[Face]

[Insert applicable legends]

EXERCISABLE ON OR AFTER SEPTEMBER 14, 2004.

No. _____	Series A Warrants

Warrant Certificate

Interpool, Inc.

                     This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder of Series A Warrants (the “Warrants”) to purchase Common Stock, par value $.001 per share (the “Common Stock”), of Interpool, Inc., a Delaware corporation (the “Company”). Each Warrant entitles the holder upon exercise prior to 5:00 p.m. New York City Time on September 1, 2014 to receive from the Company at any time one fully paid and nonassessable share of Common Stock (a “Warrant Share”) at the initial exercise price (the “Exercise Price”) of $18.00 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                     If at any time while the Warrants are outstanding, the average closing price of the Common Stock for any period of five consecutive trading days is equal to or greater than the Target Share Price, the Company will have the right, on such fifth consecutive trading day, to provide written notice (the “Mandatory Exercise Notice”) of the Company’s intent to require the exercise of certain of the outstanding Warrants on the terms described in the Warrant Agreement.

                     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

                     This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                     IN WITNESS WHEREOF, ____________________________ has caused this Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

INTERPOOL, INC. By President By Secretary

Countersigned U.S. BANK NATIONAL ASSOCIATION as Warrant Agent By Authorized Signature

[Form of Warrant Certificate]

[Reverse]

                     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock, par value $.001 per share, of the Company (the “Common Stock”), and are issued or to be issued pursuant to a Warrant Agreement dated as of September 14, 2004 (the “Warrant Agreement”), duly executed and delivered by the Company to U.S. Bank National Association, a nationally chartered banking association, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                     Warrants may be exercised at any time on or after September 14, 2004 and from time to time prior to 5:00 p.m. New York City Time on September 1, 2014. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                     The holders of the Warrants are entitled to certain registration and other rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in an Investor Rights Agreement dated as of September 14, 2004 among the Company and the certain Purchasers named therein. A copy of the Investor Rights Agreement may be obtained by the holder hereof upon written request to the Company or the Warrant Agent.

                     Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                     The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

[Form of Election to Purchase]

(To Be Executed Upon Exercise Of Warrant)

                     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of Interpool, Inc. in the amount of $______ in accordance with the terms hereof.

                     [If this Warrant is a Regulation S Warrant, insert the following:

                     The undersigned hereby certifies that it is not a U.S. person (as defined in Regulation S) and is not exercising the Warrant on behalf of a U.S. person or the undersigned is delivering with this exercise notice a written opinion of counsel to the effect that the Warrant and Warrant Shares deliverable upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.]

                     The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is _______________________________ and that such shares be delivered to ________________ whose address is ___________ ______________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such Warrant Certificate be delivered to _________________, whose address is __________________.

Signature:

Date:

Signature Guarantee

SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                                             Number of
                     Amount of            Amount of          Warrants in this
                     decrease in          increase in        Global Warrant      Signature of
                     Number of            Number of          following such      authorized officer
Date of Exchange     warrants in this     Warrants in this   decrease or         of Warrant Agent
                     Global Warrant       Global Warrant     increase
---------------------------------------------------------------------------------------------------

EXHIBIT A-2

FORM OF CERTIFICATE OF TRANSFER

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107-2292

                     Re: Warrants

                     Reference is hereby made to the Warrant Agreement, dated as of September 14, 2004 (the “Warrant Agreement”), between Interpool, Inc., as issuer (the “Company”), and U.S. Bank, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                     ___________________, (the “Transferor”) owns and proposes to transfer the __________ Warrant[s] or interest in such Warrant[s] representing __________ Warrant[s] specified in Annex A hereto in such Warrant[s] or interests (the “Transfer”), to ___________________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

                     1. |_| Check if Transferee will take delivery of a beneficial interest in the 144A Global Warrant or a Definitive Warrant Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

                     2. |_| Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Warrant or a Regulation S Definitive Warrant. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on Transfer enumerated in the Private Placement Legend and Regulation S Legend printed on Regulation S Global Warrant and/or the Regulation S Definitive Warrant and in the Warrant Agreement and the Securities Act.

                     3. |_| Check and complete if Transferee will take delivery of a Definitive Warrant pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) |_| such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) |_| such Transfer is being effected to an Institutional Accredited Investor and pursuant to exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form reasonably satisfactory to the Company and the Warrant Agent and (2) if the Company or the Warrant Agent requests, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Warrants and in the Warrant Agreement and the Securities Act.

                     4. |_| Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

(a) |_| Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

(b) |_| Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

(c) |_| Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

                     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor] By: Name Title

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.      The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a) |_| a beneficial interest in the:

(i) |_| 144A Global Warrant, or

(ii) |_| Regulation S Global Warrant; or

(b) |_| a Restricted Definitive Warrant.

2.      After the Transfer the Transferee will hold:

[CHECK ONE]

(a) |_| a beneficial interest in the:

(i) |_| 144A Global Warrant, or

(ii) |_| Regulation S Global Warrant, or

(iii)|_| Unrestricted Global Warrant; or

(b) |_| a Restricted Definitive Warrant; or

(c) |_| an Unrestricted Definitive Warrant,

in accordance with the terms of the Warrant Agreement.

Exhibit A-3

FORM OF CERTIFICATE OF EXCHANGE

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107-2292

                     Re: Warrants

(CUSIP ____________)

                     Reference is hereby made to the Warrant Agreement, dated as of September 14, 2004 (the “Warrant Agreement”), between Interpool, Inc., as issuer (the “Company”), and U.S. Bank, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                     __________________________, (the “Owner”) owns and proposes to exchange the ___________ Warrant[s] or interest in such Warrant[s] representing [____________] Warrant[s] specified herein, in such Warrant[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

                     1. Exchange of Restricted Definitive Warrants or Beneficial Interests in a Restricted Global Warrant for Unrestricted Definitive Warrants or Beneficial Interests in an Unrestricted Global Warrant

(a) |_| Check if Exchange is from beneficial interest in a Restricted Global Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) |_| Check if Exchange is from beneficial interest in a Restricted Global Warrant to Unrestricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) |_| Check if Exchange is from Restricted Definitive Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) |_| Check if Exchange is from Restricted Definitive Warrant to Unrestricted Definitive Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                     2. Exchange of Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants for Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants

(a) |_| Check if Exchange is from beneficial interest in a Restricted Global Warrant to Restricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Warrant Agreement and the Securities Act.

(b) Check if Exchange is from Restricted Definitive Warrant to beneficial interest in a Restricted Global Warrant. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] |_| 144A Global Warrant |_| Regulation S Global Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

                     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor] By: Name Title

Dated:

EXHIBIT B-1

[Form of Series B Warrant Certificate]

[Face]

[Insert applicable legends]

EXERCISABLE ON OR AFTER THE ISSUANCE OF THIS SERIES B WARRANT HAS
BEEN APPROVED BY HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES
OF THE COMPANY’S COMMON STOCK IN ACCORDANCE WITH ALL STATUTORY
LAWS AND SECURITIES MARKET OR EXCHANGE RULES APPLICABLE TO THE
COMPANY (THE "STOCKHOLDER EVENT").

No._____________	Series B Warrants

Warrant Certificate

Interpool, Inc.

                     This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder of Series B Warrants (the “Warrants”) to purchase Common Stock, par value $.001 per share (the “Common Stock”), of Interpool, Inc., a Delaware corporation (the “Company”). Each Warrant entitles the holder upon exercise on or after the Stockholder Event described in Section 11 of the Warrant Agreement and prior to 5:00 p.m. New York City Time on September 1, 2014 to receive from the Company at any time one fully paid and nonassessable share of Common Stock (a “Warrant Share”) at the initial exercise price (the “Exercise Price”) of $18.00 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. To the extent that the Stockholder Event does not occur on or prior to the Stockholder Event Deadline (as defined in Section 11 of the Warrant Agreement), the Warrants will become immediately exercisable after the Stockholder Event Deadline and at any time thereafter, for cash in an amount equal to 105% times the current market price of the Common Stock, until such time as the Stockholder Event occurs.

                     If at any time while the Warrants are outstanding, the average closing price of the Common Stock for any period of five consecutive trading days is equal to or greater than the Target Share Price, the Company will have the right, on such fifth consecutive trading day, to provide written notice (the “Mandatory Exercise Notice”) of the Company’s intent to require the exercise of certain of the outstanding Warrants on the terms described in the Warrant Agreement.

                     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

                     This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                     IN WITNESS WHEREOF, ____________________________ has caused this Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

INTERPOOL, INC. By President By Secretary

Countersigned U.S. BANK NATIONAL ASSOCIATION as Warrant Agent By Authorized Signature

[Form of Warrant Certificate]

[Reverse]

                     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock, par value $.001 per share, of the Company (the “Common Stock”), and are issued or to be issued pursuant to a Warrant Agreement dated as of September 14, 2004 (the “Warrant Agreement”), duly executed and delivered by the Company to U.S. Bank National Association, a nationally chartered banking association, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                     Warrants may be exercised at any time on or after the Stockholder Event and prior to 5:00 p.m. New York City Time on September 1, 2014. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. To the extent that the Stockholder Event does not occur on or prior to the Stockholder Event Deadline (as defined in Section 11 of the Warrant Agreement), the Warrants will become immediately exercisable after the Stockholder Event Deadline and at any time thereafter, for cash in an amount equal to 105% times the current market price of the Common Stock, until such time as the Stockholder Event occurs. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                     The holders of the Warrants are entitled to certain registration and other rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in an Investor Rights Agreement dated as of September 14, 2004 among the Company and the certain Purchasers named therein. A copy of the Investor Rights Agreement may be obtained by the holder hereof upon written request to the Company or the Warrant Agent.

                     Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                     The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

[Form of Election to Purchase]

(To Be Executed Upon Exercise Of Warrant)

                     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of Interpool, Inc. in the amount of $______ in accordance with the terms hereof.

                     [If this Warrant is a Regulation S Warrant, insert the following:

                     The undersigned hereby certifies that it is not a U.S. person (as defined in Regulation S) and is not exercising the Warrant on behalf of a U.S. person or the undersigned is delivering with this exercise notice a written opinion of counsel to the effect that the Warrant and Warrant Shares deliverable upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.]

                     The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is _______________________________ and that such shares be delivered to ________________ whose address is ___________ ______________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such Warrant Certificate be delivered to _________________, whose address is __________________.

Signature:

Date:

Signature Guarantee

SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                                             Number of
                     Amount of            Amount of          Warrants in this
                     decrease in          increase in        Global Warrant      Signature of
                     Number of            Number of          following such      authorized officer
Date of Exchange     warrants in this     Warrants in this   decrease or         of Warrant Agent
                     Global Warrant       Global Warrant     increase
---------------------------------------------------------------------------------------------------

EXHIBIT B-2

FORM OF CERTIFICATE OF TRANSFER

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107-2292

                     Re: Warrants

                     Reference is hereby made to the Warrant Agreement, dated as of September 14, 2004 (the “Warrant Agreement”), between Interpool, Inc., as issuer (the “Company”), and U.S. Bank, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                     ___________________, (the “Transferor”) owns and proposes to transfer the __________ Warrant[s] or interest in such Warrant[s] representing __________ Warrant[s] specified in Annex A hereto in such Warrant[s] or interests (the “Transfer”), to ___________________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

                     1. |_| Check if Transferee will take delivery of a beneficial interest in the 144A Global Warrant or a Definitive Warrant Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

                     2. |_| Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Warrant or a Regulation S Definitive Warrant. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on Transfer enumerated in the Private Placement Legend and Regulation S Legend printed on the Regulation S Global Warrant and/or the Regulation S Definitive Warrant and in the Warrant Agreement and the Securities Act.

                     3. |_| Check and complete if Transferee will take delivery of a Definitive Warrant pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) |_| such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) |_| such Transfer is being effected to an Institutional Accredited Investor and pursuant to another exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and that the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form reasonably satisfactory to the Company and the Warrant Agent and (2) if the Company or the Warrant Agent requests, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Warrants and in the Warrant Agreement and the Securities Act.

                     4. |_| Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

(a) |_| Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

(b) |_| Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

(c) |_| Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

                     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor] By: Name Title

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.      The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a) |_| a beneficial interest in the:

(i) |_| 144A Global Warrant, or

(ii) |_| Regulation S Global Warrant; or

(b) |_| a Restricted Definitive Warrant.

2.      After the Transfer the Transferee will hold:

[CHECK ONE]

(a) |_| a beneficial interest in the:

(i) |_| 144A Global Warrant, or

(ii) |_| Regulation S Global Warrant, or

(iii)|_| Unrestricted Global Warrant; or

(b) |_| a Restricted Definitive Warrant; or

(c) |_| an Unrestricted Definitive Warrant,

in accordance with the terms of the Warrant Agreement.

EXHIBIT B-3

FORM OF CERTIFICATE OF EXCHANGE

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107-2292

                     Re: Warrants

(CUSIP ____________)

                     Reference is hereby made to the Warrant Agreement, dated as of September 14, 2004 (the “Warrant Agreement”), between Interpool, Inc., as issuer (the “Company”), and U.S. Bank, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                     __________________________, (the “Owner”) owns and proposes to exchange the ___________ Warrant[s] or interest in such Warrant[s] representing [____________] Warrant[s] specified herein, in such Warrant[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

                     1. Exchange of Restricted Definitive Warrants or Beneficial Interests in a Restricted Global Warrant for Unrestricted Definitive Warrants or Beneficial Interests in an Unrestricted Global Warrant

(a) |_| Check if Exchange is from beneficial interest in a Restricted Global Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) |_| Check if Exchange is from beneficial interest in a Restricted Global Warrant to Unrestricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) |_| Check if Exchange is from Restricted Definitive Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) |_| Check if Exchange is from Restricted Definitive Warrant to Unrestricted Definitive Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                     2. Exchange of Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants for Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants

(a) |_| Check if Exchange is from beneficial interest in a Restricted Global Warrant to Restricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Warrant Agreement and the Securities Act.

(b) Check if Exchange is from Restricted Definitive Warrant to beneficial interest in a Restricted Global Warrant. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] |_| 144A Global Warrant |_| Regulation S Global Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

                     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor] By: Name Title

Dated: